FBL FINANCIAL GROUP, INC.
INVESTOR SUPPLEMENT
2020 First Quarter

Corporate Headquarters	FBL Financial Group, Inc.
5400 University Avenue
West Des Moines, Iowa 50266-5997
(515) 225-5400
Financial Inquiries	For more information contact:
Kathleen Till Stange
Vice President Corporate & Investor Relations
Kathleen.TillStange@FBLFinancial.com
(515) 226-6780
Internet Information	FBL Financial Group, Inc.
www.fblfinancial.com
Stock Symbol	NYSE: FFG
Transfer Agent	American Stock Transfer & Trust Company, LLC
6201 15th Avenue
Brooklyn, NY 11219
http://www.astfinancial.com

NOTE 1: In addition to net income as determined using U.S. Generally Accepted Accounting Principles (GAAP), we have consistently used adjusted operating income (a measure of earnings not recognized under GAAP), a financial measure common in the life insurance industry, as a primary economic measure to evaluate our financial performance. Adjusted operating income for the periods presented consists of net income adjusted primarily to exclude realized gains and losses on investments, which includes the change in fair value of equity securities and the change in allowances on investments, and the change in fair value of derivatives.

We use adjusted operating income, in addition to net income, to measure our performance since realized gains and losses on investments and the change in fair value of derivatives and equities can fluctuate greatly from quarter to quarter. These fluctuations make it difficult to analyze core operating trends. A view of our adjusted operating performance without the impact of these items enhances the analysis of our results. We use adjusted operating income for goal setting, determining short-term incentive compensation and evaluating performance on a basis comparable to that used by many in the investment community.

We analyze our segment results based on pre-tax adjusted operating income, which excludes the impact of certain items that are included in pre-tax net income. Pre-tax adjusted operating income is a basis allowed for segment reporting under U.S. generally accounting principles (GAAP). See Note 9 to our consolidated financial statements in Form 10-Q for the three months ended March, 31, 2020 for further information regarding how we define our segments and pre-tax adjusted operating income.
NOTE 2: Certain financial information presented herein may not add due to rounding.

FBL Financial Group, Inc.
Consolidated Balance Sheets (Unaudited)
(Dollars in thousands)

	March 31, 2020	December 31, 2019
Assets
Investments:
Fixed maturities - available for sale, at fair value (amortized cost 2020 - $7,115,265; 2019 - $7,015,269; and allowance for credit losses 2020 - $12,146, 2019 - $0)	$7,617,165	$7,702,628
Equity securities - at fair value (cost: 2020 - $96,882; 2019 - $95,269)	88,610	100,228
Mortgage loans (net of allowance for credit losses 2020 - $3,279, 2019 - $0)	988,854	1,011,678
Real estate	955	955
Policy loans	202,227	201,589
Short-term investments	29,580	11,865
Other investments	41,777	62,680
Total investments	8,969,168	9,091,623

Cash and cash equivalents	17,524	17,277
Securities and indebtedness of related parties	77,641	74,791
Accrued investment income	77,263	72,332
Amounts receivable from affiliates	3,916	4,357
Reinsurance recoverable	105,438	107,498
Deferred acquisition costs	337,972	289,456
Value of insurance in force acquired	2,829	2,624
Current income taxes recoverable	7,570	6,427
Other assets	168,045	167,940
Assets held in separate accounts	525,582	645,881

Total assets	$10,292,948	$10,480,206

FBL Financial Group, Inc.
Consolidated Balance Sheets (Continued)
(Dollars in thousands)

	March 31, 2020	December 31, 2019
Liabilities and stockholders' equity
Liabilities:
Future policy benefits:
Interest sensitive products	$5,646,263	$5,548,212
Traditional life insurance and accident and health products	1,856,580	1,845,337
Other policy claims and benefits	47,713	46,883
Supplementary contracts without life contingencies	293,016	296,915
Advance premiums and other deposits	254,523	253,458
Amounts payable to affiliates	1,015	1,218
Short-term debt payable to non-affiliates	10,000	—
Long-term debt payable to non-affiliates	97,000	97,000
Deferred income taxes	119,093	152,373
Other liabilities	107,841	107,013
Liabilities related to separate accounts	525,582	645,881
Total liabilities	8,958,626	8,994,290

Stockholders' equity:
FBL Financial Group, Inc. stockholders' equity:
Preferred stock, without par value, at liquidation value - authorized 10,000,000 shares, issued and outstanding 5,000,000 Series B shares	3,000	3,000
Class A common stock, without par value - authorized 88,500,000 shares, issued and outstanding 24,630,777 in 2020 and 24,652,802 shares in 2019	152,754	152,661
Class B common stock, without par value - authorized 1,500,000 shares, issued and outstanding 11,413 shares in 2020 and 2019	72	72
Accumulated other comprehensive income	258,422	354,764
Retained earnings	920,032	975,260
Total FBL Financial Group, Inc. stockholders' equity	1,334,280	1,485,757
Noncontrolling interest	42	159
Total stockholders' equity	1,334,322	1,485,916
Total liabilities and stockholders' equity	$10,292,948	$10,480,206

FBL Financial Group, Inc.
Consolidated Statements of Comprehensive Income (Loss) (Unaudited)
(Dollars in thousands, except per share data)

	Three months ended March 31,
	2020	2019
Revenues:
Interest sensitive product charges	$31,720	$31,266
Traditional life insurance premiums	49,308	49,392
Net investment income	74,917	109,640
Net realized capital gains (losses)	(13,401)	10,157
Change in allowance for credit losses on investments	(12,261)	—
Other-than-temporary impairment losses	—	(869)
Other income	4,980	3,970
Total revenues	135,263	203,556

Benefits and expenses:
Interest sensitive product benefits	44,351	70,596
Traditional life insurance benefits	46,208	46,675
Policyholder dividends	2,529	2,534
Underwriting, acquisition and insurance expenses	39,421	36,189
Interest expense	1,213	1,212
Other expenses	7,421	6,250
Total benefits and expenses	141,143	163,456
	(5,880)	40,100
Income tax benefit (expense)	3,081	(6,276)
Equity income, net of related income taxes	228	220
Net income (loss)	(2,571)	34,044
Net (income) loss attributable to noncontrolling interest	56	(1)
Net income (loss) attributable to FBL Financial Group, Inc.	$(2,515)	$34,043

Comprehensive income (loss) attributable to FBL Financial Group, Inc.	$(98,857)	$131,891

Earnings (loss) per common share	$(0.10)	$1.37
Earnings (loss) per common share - assuming dilution	$(0.10)	$1.37

Cash dividends per common share	$0.50	$0.48
Special cash dividend per common share	$1.50	$1.50

FBL Financial Group, Inc.
Consolidated Statements of Comprehensive Income (Loss) (Unaudited) - Quarterly
(Dollars in thousands, except per share data)

	Q1 2019	Q2 2019	Q3 2019	Q4 2019	Q1 2020
Revenues:
Interest sensitive product charges	$31,266	$32,534	$31,135	$32,178	$31,720
Traditional life insurance premiums	49,392	50,987	46,982	50,502	49,308
Net investment income	109,640	104,894	101,478	108,986	74,917
Net realized capital gains (losses)	10,157	377	696	(2,707)	(13,401)
Change in allowance for credit losses on investments	—	—	—	—	(12,261)
Other-than-temporary impairment losses	(869)	—	(50)	—	—
Other income	3,970	4,114	4,417	4,602	4,980
Total revenues	203,556	192,906	184,658	193,561	135,263

Benefits and expenses:
Interest sensitive product benefits	70,596	65,223	67,147	73,507	44,351
Traditional life insurance benefits	46,675	41,960	42,877	43,142	46,208
Policyholder dividends	2,534	2,564	2,441	2,514	2,529
Underwriting, acquisition and insurance expenses	36,189	38,948	39,197	26,290	39,421
Interest expense	1,212	1,212	1,213	1,213	1,213
Other expenses	6,250	6,635	5,764	6,597	7,421
Total benefits and expenses	163,456	156,542	158,639	153,263	141,143
	40,100	36,364	26,019	40,298	(5,880)
Income tax benefit (expense)	(6,276)	(5,511)	(1,642)	(6,500)	3,081
Equity income, net of related income taxes	220	1,404	799	1,033	228
Net income (loss)	34,044	32,257	25,176	34,831	(2,571)
Net (income) loss attributable to noncontrolling interest	(1)	41	(47)	(92)	56
Net income (loss) attributable to FBL Financial Group, Inc.	$34,043	$32,298	$25,129	$34,739	$(2,515)

Comprehensive income (loss) attributable to FBL Financial Group, Inc.	$131,891	$145,925	$128,511	$(16,672)	$(98,857)

Earnings (loss) per common share	$1.37	$1.30	$1.01	$1.40	$(0.10)
Earnings (loss) per common share - assuming dilution	$1.37	$1.30	$1.01	$1.40	$(0.10)

Cash dividends per common share	$0.48	$0.48	$0.48	$0.48	$0.50
Special cash dividend per common share	$1.50	$—	$—	$—	$1.50

Weighted average common shares outstanding (in thousands):
Basic	24,765	24,757	24,759	24,761	24,763
Effect of dilutive securities	11	11	10	8	—
Diluted	24,776	24,768	24,769	24,769	24,763

FBL Financial Group, Inc.
Net Income (Loss) to Adjusted Operating Income Reconciliation and Pre-tax Adjusted Operating Income by Segment
(Dollars in thousands, except per share data)

	Q1 2019	Q2 2019	Q3 2019	Q4 2019	Q1 2020

Net income (loss) attributable to FBL Financial Group, Inc.	$34,043	$32,298	$25,129	$34,739	$(2,515)
Net income adjustments:
Realized gains/losses on investments (1)	(7,230)	(289)	(440)	2,147	20,112
Change in net unrealized gains/losses on derivatives (1)	(911)	(272)	526	(2,047)	2,039
Adjusted operating income (2)	$25,902	$31,737	$25,215	$34,839	$19,636

Adjusted operating income per common share - assuming dilution (2)	$1.04	$1.28	$1.02	$1.41	$0.79

Adjusted operating return on equity, excluding AOCI - last twelve months	10.0%	9.9%	9.3%	10.7%	10.2%
Adjusted operating return on equity, including AOCI - last twelve months	8.9%	8.7%	7.8%	8.6%	8.0%

	Q1 2019	Q2 2019	Q3 2019	Q4 2019	Q1 2020
Impact of Adjustments on FBL Net Income
Realized gains (losses) on investments and change in net unrealized gains/losses on equity securities and derivatives	$10,846	$444	$(198)	$70	$(28,069)
Offsets: (3)
Change in amortization	(256)	(48)	(343)	61	(176)
Reserve change on interest sensitive products	(285)	315	432	(258)	205
Income tax	(2,164)	(150)	23	27	5,889
Net impact of net income adjustments	$8,141	$561	$(86)	$(100)	$(22,151)

	Q1 2019	Q2 2019	Q3 2019	Q4 2019	Q1 2020
Pre-tax adjusted operating income by segment:
Annuity segment	$15,662	$14,637	$8,121	$14,414	$12,019
Life Insurance segment	10,092	18,239	14,032	24,771	10,267
Corporate and Other segment	4,319	4,595	4,939	2,456	219
Total pre-tax adjusted operating income	30,073	37,471	27,092	41,641	22,505
Income taxes on adjusted operating income	(4,171)	(5,734)	(1,877)	(6,802)	(2,869)
Adjusted operating income (2)	$25,902	$31,737	$25,215	$34,839	$19,636

(1) Amounts are net of offsets related to changes in amortization of unearned revenue reserves, deferred sales inducements and deferred acquisition costs, as well as changes in interest sensitive product reserves and income taxes attributable to these items.

(2)	Adjusted operating income is a non-GAAP measure of earnings, see Note 1 on page 1 for additional information.
(3) The items excluded from adjusted operating income impact the amortization of deferred acquisition costs, value of business acquired and unearned revenue reserve. Certain interest sensitive reserves as well as income taxes are also impacted.

FBL Financial Group, Inc.
Segment Information

We analyze operations by reviewing financial information regarding our primary products that are aggregated into the Annuity and Life Insurance product segments. In addition, our Corporate and Other segment includes various support operations, corporate capital and other product lines that are not currently underwritten by the Company.

The Annuity segment primarily consists of fixed rate and indexed annuities and supplementary contracts (some of which involve life contingencies). Fixed rate and indexed annuities provide for tax-deferred savings and supplementary contracts provide for the systematic repayment of funds that accumulate interest. Fixed rate annuities consist primarily of flexible premium deferred annuities, but also include single premium deferred and immediate contracts. With fixed rate annuities, we bear the underlying investment risk and credit interest to the contracts at rates we determine, subject to interest rate guarantees. With indexed annuity products, we bear the underlying investment risk and credit interest in an amount equal to a percentage of the gain in a specified market index, subject to minimum guarantees.

The Life Insurance segment consists of whole life, term life and universal life policies, including indexed universal life. These policies provide benefits upon the death of the insured and may also allow the customer to build cash value on a tax-deferred basis.

The Corporate and Other segment includes (i) wealth management services; (ii) advisory services for the management of investments and other companies; (iii) marketing and distribution services for the sale of insurance products not issued by us; (iv) leasing services with affiliates; (v) closed blocks of variable annuity, variable life and accident and health products; (vi) interest expense and (vii) investments and related investment income not specifically allocated to our product segments.

We analyze our segment results based on pre-tax adjusted operating income. Accordingly, income taxes are not allocated to the segments. In addition, adjusted operating results are reported net of transactions between the segments.

FBL Financial Group, Inc.
Statements of Pre-tax Adjusted Operating Income
Annuity Segment

	Q1 2019	Q2 2019	Q3 2019	Q4 2019	Q1 2020
Pre-tax Adjusted Operating Income		(Dollars in thousands)

Adjusted operating revenues:
Interest sensitive product charges	$1,567	$1,772	$1,608	$1,734	$1,886
Net investment income	51,115	52,491	49,633	52,618	52,768
Total adjusted operating revenues	52,682	54,263	51,241	54,352	54,654

Adjusted operating benefits and expenses:
Interest sensitive product benefits	28,070	30,450	28,585	30,980	33,883
Underwriting, acquisition and insurance expenses:
Commission expense, net of deferrals	514	482	405	662	421
Amortization of deferred acquisition costs	2,679	2,917	8,015	2,763	2,646
Amortization of value of insurance in force acquired	163	163	164	164	175
Other underwriting expenses	5,594	5,614	5,951	5,369	5,510
Total underwriting, acquisition and insurance expenses	8,950	9,176	14,535	8,958	8,752
Total adjusted operating benefits and expenses	37,020	39,626	43,120	39,938	42,635
Pre-tax adjusted operating income	$15,662	$14,637	$8,121	$14,414	$12,019

Selected balance sheet data, securities at amortized cost:
Assets:
Investments	$4,497,715	$4,525,458	$4,521,789	$4,541,355	$4,635,897
Deferred acquisition costs	94,164	93,898	88,266	88,295	88,257
Value of insurance in force acquired	2,689	2,525	2,361	2,198	2,022

Liabilities and equity:
Liabilities:
Interest sensitive product reserves	$4,038,052	$4,060,032	$4,054,299	$4,105,054	$4,195,802
Other insurance reserves	341,506	340,896	338,585	335,222	332,478
Allocated equity, excluding AOCI	249,635	250,853	250,934	253,096	239,999

Other data:
Number of direct contracts	52,519	52,461	52,914	51,536	50,948

Portfolio yield net of assumed defaults	4.46%	4.42%	4.38%	4.35%	4.32%
Credited rate	2.60	2.61	2.61	2.60	2.55
Spread on individual annuities at end of quarter (1)	1.86%	1.81%	1.77%	1.75%	1.77%

Interest sensitive reserve activity:
Individual annuity reserve:
Balance, beginning of period	$3,194,307	$3,207,285	$3,214,755	$3,204,500	$3,221,385
Deposits	63,784	56,643	53,972	63,532	55,266
Withdrawals, surrenders and death benefits	(63,379)	(62,808)	(79,157)	(63,065)	(66,299)
Net flows	405	(6,165)	(25,185)	467	(11,033)

Policyholder interest	18,543	21,128	18,352	21,207	21,479
Annuitizations and other	(5,970)	(7,493)	(3,422)	(4,789)	(28,233)
Balance, end of period	3,207,285	3,214,755	3,204,500	3,221,385	3,203,598
Other interest sensitive reserves	830,767	845,277	849,799	883,669	992,204
Total interest sensitive product reserves	$4,038,052	$4,060,032	$4,054,299	$4,105,054	$4,195,802

(1)	Point-in-time spread at the balance sheet date used by management for decision making, which differs from the spread earned during the reporting period disclosed in the Form 10Q or 10K.

FBL Financial Group, Inc.
Statements of Pre-tax Adjusted Operating Income
Life Insurance Segment

	Q1 2019	Q2 2019	Q3 2019	Q4 2019	Q1 2020
Pre-tax Adjusted Operating Income		(Dollars in thousands)

Adjusted operating revenues:
Interest sensitive product charges	$18,988	$19,635	$19,163	$18,956	$20,379
Traditional life insurance premiums	49,392	50,987	46,982	50,502	49,308
Net investment income	38,991	40,454	38,581	40,204	37,575
Other income	(113)	(138)	(131)	(159)	(47)
Total adjusted operating revenues	107,258	110,938	104,595	109,503	107,215

Adjusted operating benefits and expenses:
Interest sensitive product benefits:
Interest and index credits	8,051	9,018	8,326	9,803	7,843
Death benefits and other	14,466	13,892	17,198	15,513	16,371
Total interest sensitive product benefits	22,517	22,910	25,524	25,316	24,214
Traditional life insurance benefits:
Death benefits	24,416	20,577	25,233	22,878	26,098
Surrender and other benefits	9,723	10,092	9,435	9,548	10,142
Increase in traditional life future policy benefits	12,534	11,291	8,206	10,716	9,970
Total traditional life insurance benefits	46,673	41,960	42,874	43,142	46,210
Policyholder dividends	2,534	2,564	2,441	2,514	2,529
Underwriting, acquisition and insurance expenses:
Commission expense, net of deferrals	4,639	5,179	4,487	5,195	4,832
Amortization of deferred acquisition costs	4,799	4,344	(592)	(5,732)	2,419
Amortization of value of insurance in force acquired	372	372	372	372	370
Other underwriting expenses	16,002	16,378	16,278	14,950	16,749
Total underwriting, acquisition and insurance expenses	25,812	26,273	20,545	14,785	24,370
Total adjusted operating benefits and expenses	97,536	93,707	91,384	85,757	97,323
	$9,722	$17,231	$13,211	$23,746	$9,892
Equity income, before tax	370	1,008	821	1,025	375
Pre-tax adjusted operating income	$10,092	$18,239	$14,032	$24,771	$10,267

Selected balance sheet data, securities at amortized cost:
Assets:
Investments	$3,073,086	$3,110,890	$3,123,239	$3,155,216	$3,174,890
Deferred acquisition costs	312,664	316,309	323,609	341,143	346,585
Value of insurance in force acquired	14,039	13,668	13,296	12,924	12,554

Liabilities and equity:
Liabilities: (1)
Interest sensitive reserves	$1,001,865	$1,013,247	$1,024,103	$1,039,335	$1,050,311
Other insurance reserves	2,013,886	2,019,588	2,033,080	2,043,029	2,056,553
Allocated equity, excluding AOCI	468,983	471,279	476,443	480,489	504,451

FBL Financial Group, Inc.
Statements of Pre-tax Adjusted Operating Income
Life Insurance Segment (Continued)

	Q1 2019	Q2 2019	Q3 2019	Q4 2019	Q1 2020
		(Dollars in thousands)
Other data:
Number of direct policies - traditional life	365,650	365,340	365,099	365,399	364,286
Number of direct policies - universal life	70,494	71,049	71,367	72,972	73,508
Direct face amounts - traditional life	$52,352,065	$52,729,936	$53,005,016	$53,320,484	$53,509,739
Direct face amounts - universal life	$7,888,196	$7,978,929	$8,020,444	$8,245,749	$8,342,877

Portfolio yield net of assumed defaults	5.00%	4.97%	4.91%	4.85%	4.84%
Credited rate	3.77	3.79	3.80	3.81	3.85
Spread on universal life at end of quarter (2)	1.23%	1.18%	1.11%	1.04%	0.99%

Interest sensitive reserve activity: (1)
Balance, beginning of period	$989,513	$1,001,865	$1,013,247	$1,024,103	$1,039,335
Deposits	29,632	31,271	28,110	30,962	33,118
Withdrawals and surrenders	(5,703)	(9,081)	(8,455)	(6,915)	(7,205)
Net flows	23,929	22,190	19,655	24,047	25,913

Policyholder interest	7,423	8,349	7,774	9,165	7,156
Policy charges	(20,017)	(20,287)	(20,129)	(20,603)	(21,774)
Benefits and other	1,017	1,130	3,556	2,623	(319)
Balance, end of period	$1,001,865	$1,013,247	$1,024,103	$1,039,335	$1,050,311

(1)	Reserves on riders in interest sensitive life insurance products are included in Other insurance reserves.

(2)
Point-in-time spread at the balance sheet date used by management for decision making with universal life (excluding products with a secondary guarantee) differs from the spread earned during the reporting period disclosed in the Form 10Q or 10K.

FBL Financial Group, Inc.
Statements of Pre-tax Adjusted Operating Income
Corporate and Other

	Q1 2019	Q2 2019	Q3 2019	Q4 2019	Q1 2020
Pre-tax Adjusted Operating Income		(Dollars in thousands)

Adjusted operating revenues:
Interest sensitive product charges	$10,405	$10,714	$10,408	$10,757	$10,956
Net investment income	8,640	8,588	8,277	8,797	8,057
Other income	4,083	4,252	4,548	4,761	5,027
Total adjusted operating revenues	23,128	23,554	23,233	24,315	24,040

Adjusted operating benefits and expenses:
Interest sensitive product benefits	10,365	8,858	7,642	12,315	7,626
Underwriting, acquisition and insurance expenses:
Commission expense, net of deferrals	704	746	720	685	699
Amortization of deferred acquisition costs	(967)	905	1,854	9	5,055
Other underwriting expenses	1,153	1,413	1,244	1,231	1,777
Total underwriting, acquisition and insurance expenses	890	3,064	3,818	1,925	7,531
Interest expense	1,212	1,212	1,213	1,213	1,213
Other expenses	6,250	6,635	5,764	6,597	7,421
Total adjusted operating benefits and expenses	18,717	19,769	18,437	22,050	23,791
	4,411	3,785	4,796	2,265	249
Net (income) loss attributable to noncontrolling interest	(1)	41	(47)	(92)	56
Equity income (loss), before tax	(91)	769	190	283	(86)
Pre-tax adjusted operating income	$4,319	$4,595	$4,939	$2,456	$219

Selected balance sheet data, securities at amortized cost:
Assets:
Investments	$687,836	$654,750	$686,296	$702,734	$652,607
Deferred acquisition costs	63,593	62,499	60,346	60,245	55,656
Separate account assets	614,121	625,177	612,338	645,881	525,582

Liabilities and equity:
Liabilities:
Interest sensitive reserves	$370,668	$370,238	$372,492	$369,454	$369,026
Other insurance reserves	87,644	85,842	81,706	86,094	83,905
Separate account liabilities	614,121	625,177	612,338	645,881	525,582
Allocated equity, excluding AOCI	352,616	369,536	378,198	394,408	328,408

Rollforward of separate account balances:
Beginning separate account balance	$561,281	$614,121	$625,177	$612,338	$645,881
Net premiums and transfers	5,277	5,115	1,208	3,502	4,313
Net investment income (loss)	63,914	22,611	1,721	44,460	(107,413)
Charges, benefits and surrenders	(16,351)	(16,670)	(15,768)	(14,419)	(17,199)
Ending separate account balance	$614,121	$625,177	$612,338	$645,881	$525,582

Other data:
Number of direct contracts - variable annuity	9,071	8,938	8,810	8,676	8,543
Number of direct policies - variable universal life	34,675	34,236	33,787	33,383	32,943
Direct face amounts - variable universal life	$4,267,891	$4,217,491	$4,158,021	$4,117,248	$4,043,188

FBL Financial Group, Inc.
Deferred Acquisition Costs by Segment

	Q1 2019	Q2 2019	Q3 2019	Q4 2019	Q1 2020
		(Dollars in thousands)
Annuity
Balance - beginning of period	$93,819	$94,164	$93,898	$88,266	$88,295
Cumulative effect of change in accounting principle related to current expected credit loss	—	—	—	—	286
Capitalization:
Commissions	2,872	2,319	2,291	2,729	2,110
Expenses	263	306	302	247	252
Total capitalization	3,135	2,625	2,593	2,976	2,362
Amortization - adjusted operating basis, before impact of unlocking	(2,723)	(2,974)	(3,471)	(2,844)	(2,730)
Amortization - unlocking, adjusted operating basis	—	—	(4,863)	—	—
Amortization - realized gains/losses on investments and unrealized gains/losses on derivatives and equities	(67)	83	109	(103)	44
Balance - end of period	$94,164	$93,898	$88,266	$88,295	$88,257

Life Insurance
Balance - beginning of period	$308,937	$312,664	$316,309	$323,609	$341,143
Cumulative effect of change in accounting principle related to current expected credit loss	—	—	—	—	79
Capitalization:
Commissions	6,141	5,451	4,243	8,160	4,353
Expenses	2,349	2,709	2,367	2,494	2,380
Deferral of sales inducements	384	263	111	1,517	241
Total capitalization	8,874	8,423	6,721	12,171	6,974
Amortization - adjusted operating basis, before impact of unlocking	(4,917)	(4,519)	(3,206)	(4,226)	(2,514)
Amortization - unlocking, adjusted operating basis	—	—	3,842	10,000	—
Amortization - realized gains/losses on investments and unrealized gains/losses on derivatives and equities	(230)	(259)	(57)	(411)	903
Balance - end of period	$312,664	$316,309	$323,609	$341,143	$346,585

Corporate and Other
Balance - beginning of period	$62,778	$63,593	$62,499	$60,346	$60,245
Cumulative effect of change in accounting principle related to current expected credit loss	—	—	—	—	105
Capitalization:
Commissions	113	105	77	39	59
Deferral of sales inducements	1	—	2	25	—
Total capitalization	114	105	79	64	59
Amortization - adjusted operating basis, before impact of unlocking	966	(913)	(1,771)	(9)	(5,132)
Amortization - unlocking, adjusted operating basis	—	—	(109)	—	—
Amortization - realized gains/losses on investments and unrealized gains/losses on derivatives and equities	(265)	(286)	(352)	(156)	379
Balance - end of period	$63,593	$62,499	$60,346	$60,245	$55,656

FBL Financial Group, Inc.
Deferred Acquisition Costs by Segment (Continued)

	Q1 2019	Q2 2019	Q3 2019	Q4 2019	Q1 2020
		(Dollars in thousands)
Total
Balance - beginning of period	$465,534	$470,421	$472,706	$472,221	$489,683
Cumulative effect of change in accounting principle related to current expected credit loss	—	—	—	—	470
Capitalization:
Commissions	9,126	7,875	6,611	10,928	6,522
Expenses	2,612	3,015	2,669	2,741	2,632
Deferral of sales inducements	385	263	113	1,542	241
Total capitalization	12,123	11,153	9,393	15,211	9,395
Amortization - adjusted operating basis, before impact of unlocking	(6,674)	(8,406)	(8,448)	(7,079)	(10,376)
Amortization - unlocking, adjusted operating basis	—	—	(1,130)	10,000	—
Amortization - realized gains/losses on investments and unrealized gains/losses on derivatives and equities	(562)	(462)	(300)	(670)	1,326
Balance - end of period	470,421	472,706	472,221	489,683	490,498
Impact of unrealized gains in AOCI	(96,710)	(158,405)	(219,109)	(200,227)	(152,526)
Deferred acquisition costs	$373,711	$314,301	$253,112	$289,456	$337,972

FBL Financial Group, Inc.
Impact of Unlocking on Pre-tax Adjusted Operating Income

	Q1 2019	Q2 2019	Q3 2019	Q4 2019	Q1 2020
		(Dollars in thousands)
Annuity Segment
Amortization of deferred sales inducements reported in interest sensitive product benefits	$—	$—	$(195)	$—	$—
Amortization of deferred acquisition costs	—	—	(4,668)	—	—
Decrease to pre-tax adjusted operating income	$—	$—	$(4,863)	$—	$—

Life Segment
Amortization of unearned revenue reserve reported in interest sensitive product charges and other income	$—	$—	$(386)	$—	$—
Amortization of deferred sales inducements reported in interest sensitive product benefits	—	—	45	—	—
Amortization of deferred sales inducements reported in traditional life insurance benefits	—	—	69	183	—
Amortization of deferred acquisition costs	—	—	3,728	9,817	—
Changes in reserves reported in interest sensitive product benefits	—	—	(1,062)	—	—
Increase to pre-tax adjusted operating income	$—	$—	$2,394	$10,000	$—

Corporate and Other Segment
Amortization of unearned revenue reserve reported in interest sensitive product charges	$—	$—	$(94)	$—	$—
Amortization of deferred sales inducements reported in interest sensitive product benefits	—	—	26	—	—
Amortization of deferred acquisition costs	—	—	(135)	—	—
Changes in reserves reported in interest sensitive product benefits	—	—	2	—	—
Decrease to pre-tax adjusted operating income	$—	$—	$(201)	$—	$—

Total impact of unlocking on pre-tax adjusted operating income	$—	$—	$(2,670)	$10,000	$—

FBL Financial Group, Inc.
Collected Premiums (1)

	Q1 2019	Q2 2019	Q3 2019	Q4 2019	Q1 2020
		(Dollars in thousands)
Annuity
Individual:
Fixed rate:
First year	$22,785	$14,308	$13,313	$10,489	$5,370
Renewal	16,631	16,017	11,644	13,428	17,483
Total fixed rate	39,416	30,325	24,957	23,917	22,853
Index annuity	28,301	28,417	30,293	41,177	32,641
Total individual	67,717	58,742	55,250	65,094	55,494
Group	1,789	910	826	1,643	2,605
Total Annuity	69,506	59,652	56,076	66,737	58,099

Life Insurance
Direct:
Universal life:
First year	5,786	7,967	6,571	7,129	8,106
Renewal	23,051	22,332	21,214	22,173	24,512
Total universal life	28,837	30,299	27,785	29,302	32,618
Whole life:
First year	2,622	2,659	1,834	2,335	1,789
Renewal	23,725	23,684	22,016	23,273	23,379
Total whole life	26,347	26,343	23,850	25,608	25,168
Term life and other:
First year	2,636	2,898	2,656	2,811	2,835
Renewal	27,430	27,382	26,798	27,382	28,302
Total term life and other	30,066	30,280	29,454	30,193	31,137
Total direct life insurance	85,250	86,922	81,089	85,103	88,923
Reinsurance	(7,249)	(7,524)	(6,046)	(6,818)	(6,288)
Total Life Insurance	78,001	79,398	75,043	78,285	82,635

Corporate and Other
Variable, net of reinsurance	13,167	13,065	10,982	10,824	13,113
Accident and health, net of reinsurance	75	45	41	179	179
Total Corporate and Other	13,242	13,110	11,023	11,003	13,292

Total collected premiums	$160,749	$152,160	$142,142	$156,025	$154,026

(1)	Collected premiums is a measure of sales production not recognized under GAAP.

FBL Financial Group, Inc.
Other Information

	March 31,	June 30,	September 30,	December 31,	March 31,
	2019	2019	2019	2019	2020
		(Dollars in thousands, except per share data)

Capitalization:
Short-term debt	$4,000	$—	$16,000	$—	$10,000
Trust preferred securities, due 2047	97,000	97,000	97,000	97,000	97,000
Total debt	101,000	97,000	113,000	97,000	107,000

Preferred stock	3,000	3,000	3,000	3,000	3,000
Common stockholders' equity, excluding AOCI	1,071,234	1,091,669	1,105,035	1,127,993	1,072,858
Total capitalization, excluding AOCI	1,175,234	1,191,669	1,221,035	1,227,993	1,182,858

Accumulated other comprehensive income	189,166	302,793	406,175	354,764	258,422
Total capitalization, including AOCI	$1,364,400	$1,494,462	$1,627,210	$1,582,757	$1,441,280

Common shares outstanding	24,652,340	24,659,885	24,662,308	24,664,215	24,642,190

Book Value per Share:
Excluding AOCI	$43.45	$44.27	$44.81	$45.73	$43.54
Including AOCI	51.13	56.55	61.28	60.12	54.02

Debt-to-Capital Ratio:
Excluding AOCI	8.6%	8.1%	9.3%	7.9%	9.0%
Including AOCI	7.4	6.5	6.9	6.1	7.4

Debt-to-Capital Ratio with 50% Credit for Trust Preferred Securities:
Excluding AOCI	4.5%	4.1%	5.3%	3.9%	4.9%
Including AOCI	3.8	3.2	4.0	3.1	4.1

Class A Common Ownership:
Iowa Farm Bureau Federation	59.9%	59.9%	59.9%	59.9%	59.9%
Public	40.1	40.1	40.1	40.1	40.1
	100.0%	100.0%	100.0%	100.0%	100.0%

FBL Financial Group, Inc.
Other Information (Continued)

	March 31,	June 30,	September 30,	December 31,	March 31,
	2019	2019	2019	2019	2020

Investment by Type:
Fixed maturity securities	57.9%	58.2%	58.2%	57.9%	57.1%
Residential mortgage-backed	7.2	7.1	7.4	7.4	7.3
Commercial mortgage-backed	10.6	11.3	11.6	11.5	12.7
Other asset-backed	8.1	7.8	7.6	7.9	7.8
Mortgage loans	11.9	11.5	11.1	11.2	11.0
Equity securities	1.3	1.2	1.1	1.1	1.0
Other	3.0	2.9	3.0	3.0	3.1

Quality of Fixed Maturity Securities:
AAA, AA, A	68.3%	68.0%	68.3%	68.2%	69.3%
BBB	29.0	29.7	29.5	29.5	28.1
BB	1.7	1.6	1.5	1.6	1.9
<BB	1.0	0.7	0.7	0.7	0.7

Agent Strength Totals:
Full time agents and agency managers:
8-state Farm Bureau Property & Casualty channel	1,180	1,185	1,200	1,197	1,167
6 life partner states and Colorado	650	649	655	661	664
	1,830	1,834	1,855	1,858	1,831

FBL Financial Group, Inc.
Income Taxes
(Dollars in thousands)

	Q1 2019	Q2 2019	Q3 2019	Q4 2019	Q1 2020

Income tax benefit (expense)	$(6,276)	$(5,511)	$(1,642)	$(6,500)	$3,081
Tax on equity income	(59)	(373)	(212)	(275)	(61)
Net income adjustments:
Income tax offset on net income adjustments	2,164	150	(23)	(27)	(5,889)
Income taxes on adjusted operating income	$(4,171)	$(5,734)	$(1,877)	$(6,802)	$(2,869)

Income taxes on adjusted operating income before benefits of LIHTC investments	$(5,076)	$(6,633)	$(2,727)	$(7,653)	$(3,752)
Amounts related to LIHTC investments	905	899	850	851	883
Income taxes on adjusted operating income	$(4,171)	$(5,734)	$(1,877)	$(6,802)	$(2,869)